Exhibit 10.1

THIRD AMENDMENT

TO THE

JUNIATA VALLEY BANK

AND

JUNIATA VALLEY FINANCIAL CORP.

DIRECTORS’ DEFERRED COMPENSATION PLAN

This Third Amendment to the Juniata Valley Bank and Juniata Valley Financial Corp. Directors’ Deferred Compensation Plan (the “Plan”) is made this 19th day of April, 2022.

WITNESSETH:

WHEREAS, Juniata Valley Bank and Juniata Valley Financial Corp. (the “Sponsors”) adopted the Plan effective January 1, 1999, for the benefit of individuals serving on their Boards of Directors; and

The Plan is hereby amended, effective January 1, 2022, as set forth below:

Section IX(a) of the Plan is amended by addition of the following language at the end thereof:

Notwithstanding the foregoing, if a Participant does not designate a Beneficiary to receive the death benefits under the Plan, distribution will be made to the Participant’s spouse, if there should be no spouse, distribution will be made to the estate of the Participant.

In all other respects, the terms of the Plan shall continue in full force and effect.

THIS SPACE INTENTIONALLY RESERVED

SIGNATURE PAGE FOLLOWS

9508534.1

IN WITNESS WHEREOF, the Sponsors have caused this Amendment to be executed as of the date first set forth above.

JUNIATA VALLEY BANK

/s/ Danyelle Pannebaker By: /s/ Marcie A. Barber

Witness Title: President and CEO

JUNIATA VALLEY FINANCIAL CORP.

/s/ Danyelle Pannebaker By: /s/ JoAnn McMinn

Witness Title: EVP and CFO

April 19, 2022

Date

HTB/2121355-1/4/21/20222

9508534.1